Exhibit 99.2
May 7, 2009 Dana Holding Corporation First Quarter 2009 Earnings Conference Call

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Introduction Steve Superits Vice President - Investment Management & Investor Relations Update on Key Issues John Devine and Initiatives Chairman & CEO Quarterly Financial Review Jim Yost Chief Financial Officer Q&A Session All

First-Quarter Summary Results continue to be weak given the depressed global markets Good progress on right-sizing operations, cost reductions, and pricing and working capital improvements Focus remains on achieving our 2009 plan: Right-size operations Improve profits and operational performance Maintain adequate liquidity and profits Continue strategic initiatives

Quarterly Financial Review

Reporting Changes LIFO to FIFO accounting change EBITDA - alignment with debt covenants Operating segments Combined Light Axle & Driveshaft (now Light Vehicle Driveline) Heavy Driveshaft now in Commercial Vehicle and Off-Highway Allocation of corporate costs See supplemental slides for reconciliation of sales and EBITDA by segment for each quarter of 2008 as previously reported to amounts as adjusted to reflect the above reporting changes.

Financial Summary ($ in Millions) Actual vs. Q1 2008 vs. Q4 2008 Sales $ 1,216 $ (1,096) $ (305) EBITDA 16 (118) 12 Capital spend (30) 15 56 Free cash flow (204) 14 (154) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q1 2009

Change in Sales (Q1 2009 vs. 2008, $ in Millions) 2008 2009 Volume/Mix Pricing Currency 2312 1216 -1029 54 -121 ($1,096)

Change in EBITDA (Q1 2009 vs. 2008, $ in Millions) 2008 2009 Volume/Mix Currency Pricing Cost Saving/ Ops. Improv. 134 16 -205 -5 71 21 ($205) $21 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. $71 $16 $134 ($118) ($5) Includes $300M of reduced costs

Free Cash Flow ($ in Millions) Actual vs. 2008 EBITDA $ 16 $ (118) Working Capital 1 (92) 125 Capital Spend (30) 15 Interest & Taxes (28) (16) Realignment (68) (47) Reorganization & Other (2) 55 Free Cash Flow $ (204) $ 14 1 - The changes in working capital relating to interest, taxes, and realignment are included in those respective captions See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q1 2009

Change in Working Capital ($ in Millions) Actual vs. 2008 Accounts receivable $ (18) $ 263 Inventory 124 151 Accounts payable (188) (295) Other (10) 6 Working capital $ (92) $ 125 Q1 2009

Net Debt ($ in Millions) Cash - U.S. $ 266 International 283 Total cash 549 Term loan facility 1,263 Less OID (84) All other debt 49 Total debt 1,228 Net Debt $ 679 March 31, 2009

Global Liquidity ($ in Millions) Cash $ 549 Less: Deposits supporting obligations (71) Cash in less than wholly-owned subsidiaries (66) Available cash 412 Additional cash availability from: Lines of credit (U.S. and Europe) 275 Total global liquidity $ 687 March 31, 2009

Debt Repurchase Dutch Auction Tender for up to 10% of existing $1.26 billion term loan Offer starts today and concludes May 12 Price range of 40 to 44 cents 15 Dana Limited

Net New Business (By Region, $ in Millions) 2009 2010 2011 2012 2013 N.America 19.6 89.8 100.8 95.68 52.9 S.America 5.5 0.78 3.35 4.58 4.66 Asia 17.87 41.85 52.38 57.78 28.48 Europe 22.1 35.7 43.76 52.31 56.42 Total $M: 359 19 198 210 $786 Total Note: Business wins/losses April 2008 through March 2009 expressed as incremental to base year 2008

Global Vehicle Production Dana Forecasts (Units in 000s) North America Light Vehicle 12,650 8,300 - 10,000 Medium Truck 157 130 - 135 Heavy Truck 196 135 - 161 Europe (including E. Europe) Light Vehicle 21,260 16,300 - 17,100 Medium/Heavy Truck 749 584 - 607 South America Light Vehicle 3,800 3,100 - 3,440 Medium/Heavy Truck 173 140 - 166 Asia Pacific Light Vehicle 28,700 22,100 - 25,500 Medium/Heavy Truck 1,355 1,195 - 1,250 Off-Highway - Global Agricultural Equipment -40% Construction Equipment -70% SOURCE: IHS Global Insight, CSM Worldwide, Dana Estimates, ACT 2008 2009 (PLANNING RANGE)

2009 Plan Corporate Right-size Operations Improve Operations Plant Performance Pricing Improvement Align Operations to Volume Maintain Adequate Liquidity & EBITDA Financial Global workforce reductions of more than 5,800 in 2009 35% workforce reduction since 2007 Conversion cost improvement of $150M - $200M $160M - $250M $400M - $500M EBITDA higher than 2008 Capital expenditures of less than $150M Positive Free Cash Flow Actions on track Actions on track, could be influenced by market factors Dependent upon market factors Key:

Summary Responding aggressively to difficult market conditions Emphasis on cost reductions, operating efficiency, and cash conservation Adequate liquidity Continuing to pursue and win new business

Q&A Session

Supplemental Slides Non-GAAP Financial Information In connection with Dana's emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7, the post-emergence results of the successor company for the two months ended March 31, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in our Form 10- Q. This presentation is required by generally accepted accounting principles (GAAP) as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For your convenience in viewing the accompanying slides, we have combined the separate successor and predecessor periods to derive combined results for the three months ended March 31, 2008. The following slides provide the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the three months of 2008. A number of slides refer to EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana's overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. Slides 23-27 provide a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

23 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Operations (Unaudited) For the Three Months Ended March 31, 2009 and 2008

24 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Balance Sheet (Unaudited) As of March 31, 2009 and December 31, 2008

25 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Cash Flows (Unaudited) For the Three Months Ended March 31, 2009 and 2008

26 (c) Dana Limited DANA HOLDING CORPORATION Segment Sales & EBITDA For the Three Months Ended March 31, 2009 and 2008

27 (c) Dana Limited DANA HOLDING CORPORATION Segment EBITDA Reconciliation (Unaudited) Reconciliation of Segment EBITDA to Income (Loss) from Continuing Operations Before Income Taxes For the Three Months Ended March 31, 2009 and 2008

Supplemental Slides Adjusted 2008 Quarterly Segment Sales and EBITDA The accompanying Slides 29-38 reconcile previously reported sales and EBITDA by segment to such amounts as currently determined for operating segment performance measurement. The previously reported amounts have been adjusted to reflect the following: During the first quarter of 2009, we changed the method of determining the cost of inventories for our U.S. operations from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method. This accounting change was applied by adjusting the 2008 financial statements from January 31, 2008, our date of emergence from bankruptcy. This change did not affect segment EBITDA as FIFO was previously used for operating segment performance measurement. The effect on consolidated EBITDA is shown in the column headed "Net LIFO Adjustment" in the accompanying supplemental slides. Our Light Axle and Driveshaft operations have been combined to form the Light Vehicle Driveline operating segment, and the commercial and off-highway business previously included as part of the Driveshaft operating segment is now included in the Commercial Vehicle and Off-Highway operating segments. The segment sales and EBITDA effect of this operational realignment is shown in the "Reorganization of Segments and EBITDA Revisions" column in the accompanying supplemental slides. During the fourth quarter of 2008, we modified our EBITDA definition for segment performance measurement to more closely align it with EBITDA as defined for covenant purposes in our debt agreements. The effect of this change on segment EBITDA was minimal, and the change is included in the "Reorganization of Segments and EBITDA Revisions" column in the accompanying supplemental slides. Prior to 2009, we generally had not allocated corporate administrative and certain shared service center costs to our own segments. Beginning in 2009, predominantly all corporate administrative and shared service center costs other than those attributed to executive activities and closed plants are being allocated to the operating segments generally on the basis of sales, operating assets and headcount. For comparative purposes, 2008 corporate administrative and shared service center costs have similarly been allocated. The effect of this change is shown in the "Allocation of Corporate Expenses" column in the accompanying supplemental slides.

29 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING

30 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING

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33 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING

34 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING

35 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING

36 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING

37 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING

38 (c) Dana Limited DANA HOLDING CORPORATION - REVISIONS TO SEGMENT REPORTING